UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 16, 2012

Entertainment Art, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53678	26-0370478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2679 Aberdeen Lane, El Dorado Hills, CA	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	408-605-1572

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

On April 16, 2012, Entertainment Art, Inc., (the “Company”), provided notice to its independent registered public accounting firm, Wolinetz, Lafazan & Company, CPA’s, P.C. (“WLC”), that the Company dismissed WLC, effective as of that date citing business reasons.

a)	Dismissal of Current Independent Registered Public Accounting Firm.

i.	On April 16, 2012, the Company dismissed WLC as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors approved the dismissal on April 16, 2012.

iii.
WLC’s audit report on the financial statements of the Company as of March 31, 2011 and 2010 and the years ending March 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.
Since June 15, 2007, the date the Company engaged WLC as the Company’s independent registered public accounting firm and through the date of dismissal on April 16, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused WLC to make reference in connection with WLC’s opinion to the subject matter of the disagreement.

v.
In connection with the audited financial statements of the Company as of March 31, 2011 and for the period April 1, 2011 through the date of dismissal on April 16, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.
The Company provided WLC with a copy of this Current Report on Form 8-K and requested that WLC furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from WLC, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

b)	Engagement of New Independent Registered Public Accounting Firm.

i.
On April 16, 2012, Entertainment Art, Inc. (the “Company”), has retained ZS Consulting Group, LLP as an independent registered public accounting firm for the Company’s financial statements going forward.

ii.
During our most recent fiscal year and the subsequent interim period prior to retaining ZS Consulting Group, LLP (1) neither we nor anyone on our behalf consulted ZS Consulting Group, LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) ZS Consulting Group, LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Wolinetz, Lafazan & Company, CPA’s, P.C., dated April 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entertainment Art, Inc.

Date: April 20, 2012	By:	/s/ Jeff Lamson
Jeff Lamson, President